Prospectus Supplement

November 13, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 13, 2017 to the Morgan Stanley Institutional Fund, Inc. Prospectuses dated May 1, 2017

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
Emerging Markets Breakout Nations Portfolio
Emerging Markets Fixed Income Opportunities Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Markets Portfolio
Global Advantage Portfolio
Global Concentrated Portfolio
Global Core Portfolio
Global Discovery Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Insight Portfolio
Global Opportunity Portfolio
Global Quality Portfolio
Global Real Estate Portfolio
Growth Portfolio
Insight Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Portfolio
International Real Estate Portfolio
Multi-Asset Portfolio
Small Company Growth Portfolio
US Core Portfolio
U.S. Real Estate Portfolio

The seventh bullet point in the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts—Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch" is hereby deleted and replaced with the following:

•  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

Please retain this supplement for future reference.

  MSIFMERRPROSPT 11/17